EXHIBIT 10.3(d)

Founder PSU Award Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE (FOUNDERS)
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (Founders) (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Performance-Based Restricted Stock Unit Agreement attached as Exhibit A, the Vesting Schedule attached as Exhibit B, the Transferability Schedule attached as Exhibit C, and the Release attached as Exhibit D (Exhibits A, B, C, and D, collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[Helmy Eltoukhy / AmirAli Talasaz]
Grant Date:	May 26, 2020
Expiration Date:	May 26, 2027
Baseline Price:	$89.04 per Share
Number of PSUs:	1,695,574
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.		PARTICIPANT
By:
Name:	Ian Clark	[Helmy Eltoukhy / AmirAli Talasaz]
Title:	Lead Independent Director, Board of Directors

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EXHIBIT A
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Performance-Based Restricted Stock Unit Agreement have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
ARTICLE I.
GENERAL

1.1    Award of PSUs. The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
1.2    Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference.

1.3    Unsecured Promise. The PSUs will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

1.4    Definitions.

(a)    “Assumed” means that, with respect to the PSUs, an Assumption has occurred in connection with a Change in Control.
(b)    “Cause” means the occurrence of any one or more of the following events unless, to the extent capable of correction, Participant fully corrects the circumstances constituting Cause within 30 days after receipt of written notice thereof:

(i)    Participant’s willful failure to substantially perform his lawful and reasonable duties with the Company (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after his or her issuance of a notice of termination for Good Reason), after a written demand for performance is delivered to Participant by the Board, which demand specifically identifies the manner in which the Board believes that Participant has not performed his duties, but in all cases excluding conduct or activities undertaken in good faith by Participant in the ordinary course of Participant performing his duties;

(ii)    Participant’s commission of an act of fraud or material dishonesty, in either case, that could result in material reputational, material economic or material financial injury to the Company;

(iii)    Participant’s material misappropriation or material embezzlement of the property of the Company or any of its affiliates;

(iv)    Participant’s commission of, including any entry by Participant of a guilty or no contest plea to, a felony (other than a traffic violation) or other crime involving moral turpitude;

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(v)    Participant’s willful misconduct or gross negligence with respect to any material aspect of the Company’s business or a material breach by Participant of his fiduciary duty to the Company, which willful misconduct, gross negligence or material breach has a material and demonstrable adverse effect on the Company;

(vi)    Participant’s material breach of Participant’s obligations under a material written agreement between the Company and Participant (including this Agreement) or of the Company’s Business Code of Conduct and Ethics or any other material written Company policy (but in all cases, only if such code or policy was provided to Participant (which includes making such code or policy available on the Company’s website or intranet site following electronic notice to Participant that includes a link to such code or policy) a reasonable period in advance of the act constituting the alleged material breach).

(c)     “Disability” means a permanent and total disability under Code Section 22(e)(3).

(d)    “Good Reason” means the occurrence of any one or more of the following events without Participant’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction) as provided below:

(i)    a material diminution in Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, including (without limitation) Participant’s ceasing to be [Chief Executive Officer / President and Chief Operating Officer] of a public company following the occurrence of a Change in Control, but excluding for this purpose any isolated, insubstantial or inadvertent actions not taken in bad faith and which are remedied by the Company promptly after receipt of notice thereof given by Participant;

(ii)    a change in the geographic location at which Participant performs his principal duties for the Company to a new location that is more than 30 miles from the location at which Participant performs his principal duties for the Company as of the Grant Date; or

(iii)    the Company’s material breach of a material written agreement between the Company and Participant (including this Agreement).

Notwithstanding the foregoing, Participant will not be deemed to have resigned for Good Reason unless (1) Participant provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Participant to constitute Good Reason within 90 days after the date of the occurrence of any event that Participant knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within 30 days following its receipt of such notice, and (3) the effective date of Participant’s termination for Good Reason occurs no later than 60 days after the expiration of the Company’s cure period.
(e)    “Qualifying Termination” means a termination of Participant’s employment either by the Company without Cause or by Participant for Good Reason.

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ARTICLE II.
VESTING; FORFEITURE AND SETTLEMENT

2.1    General Vesting; Forfeiture.
(a)    The PSUs will vest based on the achievement of Price Per Share Goals as defined in and as set forth in Exhibit B, subject to Participant’s continued employment with the Company or its Affiliates through the applicable Vesting Date(s) (as defined in Exhibit B), except to the extent specifically provided in Sections 2.2 and 2.3 below.
(b)    In no event will Participant vest in more than 100% of the total PSUs granted under this Award (as adjusted for stock dividends, etc.).
(c)    Notwithstanding anything to the contrary contained herein, all PSUs that have not become vested prior to or on the Expiration Date automatically will be forfeited and terminated as of the Expiration Date without consideration therefor.
2.2    Change in Control. If (i) a Change in Control occurs during the Performance Period, (ii) Participant remains in continued employment until at least immediately prior to the Change in Control or Participant previously experienced a termination of employment due to his Qualifying Termination or Disability, and (iii) some or all PSUs remain outstanding as of immediately prior to such Change in Control, then the treatment of the PSUs shall be determined as set forth below based on (x) the CIC Price (as defined in Exhibit B) and (y) whether the PSUs are Assumed.
(a)    If the CIC Price is less than the first Price Per Share Goal (as set forth on Exhibit B), but is greater than the Baseline Price, then one-third of the total number of PSUs originally granted (as such number may be adjusted for stock dividends, etc.) shall vest as of immediately prior to the closing of such Change in Control. Notwithstanding the generality of the foregoing, in the event that the first Price Per Share Goal was achieved prior to the Change in Control, no additional PSUs shall become vested pursuant to the preceding sentence but, for the avoidance of doubt, additional PSUs may become vested pursuant to the other provisions of this Agreement.
(b)    If a Price Per Share Goal is achieved based on the CIC Price, then the PSUs that are eligible to vest as a result of achieving such Price Per Share Goal shall vest as of immediately prior to the closing of such Change in Control. In addition, if the CIC Price falls between two Price Per Share Goals, then an additional number of PSUs shall vest immediately prior to the closing of such Change in Control equal to a number of PSUs as set forth in the following table:

CIC Price per Share	Number of Additional PSUs that Vest
≥ $120 per Share but < $135 per Share	50% of the Second Tranche PSUs (as defined on Exhibit B)
≥ $135 per Share but < $150 per Share	100% of the Second Tranche PSUs
≥ $150 per Share but < $175 per Share	50% of the Third Tranche PSUs (as defined on Exhibit B)
≥ $175 per Share	100% of the Third Tranche PSUs

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Notwithstanding the generality of the foregoing, in the event that (i) the first Price Per Share Goal was achieved prior to the Change in Control or the PSUs that are eligible to vest as a result of achieving such Price Per Share Goal previously became vested pursuant to Section 2.2(a), no additional PSUs shall become vested pursuant to the first sentence of this Section 2.2(b) with respect to such particular Price Per Share Goal; (ii) the second or third Price Per Share Goal was achieved prior to the Change in Control, no additional PSUs shall become vested pursuant to the first sentence of this Section 2.2(b) with respect to such Price Per Share Goal; and (iii) for clarity, to the extent that any portion of the Second Tranche PSUs or the Third Tranche PSUs remains outstanding and unvested following the accelerated vesting described in the second sentence of this Section 2.2(b), (i.e., because only a portion of the tranche becomes vested in connection with the Change in Control), such PSUs shall remain eligible to vest following the Change in Control if such PSUs are Assumed as set forth in Section 2.2(c).
(c)    If, following the application of Sections 2.2(a) and 2.2(b), any PSUs remain outstanding and unvested after the Change in Control occurs and such PSUs are Assumed, then (i) the number of and kind of shares subject to the PSUs shall be adjusted as determined by the Administrator in its sole discretion in order to preserve the material economic and other material rights and interests of Participant under this Award, (ii) the Baseline Price and the Price Per Share Goals set forth on Exhibit B shall be equitably adjusted in the sole discretion of the Administrator in order to preserve the material economic and other material rights and interests of Participant under this Award and (iii) such PSUs shall remain outstanding and eligible to vest on the applicable Vesting Date(s) based on the achievement of the Price Per Share Goals (as may be adjusted) or as set forth in Section 2.3 and, with respect to any subsequent Change in Control, Section 2.2.
(d)    Notwithstanding anything to the contrary contained in Section 8(d) of the Plan, if, following the application of Sections 2.2(a) and 2.2(b), any PSUs remain outstanding and unvested after the Change in Control occurs, and such PSUs are not Assumed, then such PSUs automatically will be forfeited and terminated as of immediately prior to such Change in Control without consideration therefor.
2.3    Termination of Employment.
(a)    If Participant experiences a Qualifying Termination during the Performance Period, then one-third of the total number of PSUs originally granted (as such number may be adjusted for stock dividends, etc.) shall vest as of such termination of employment. Any PSUs that, after application of the preceding sentence, remain unvested as of the date of such Qualifying Termination shall remain outstanding and eligible to vest on the applicable Vesting Date(s) based on the achievement of the Price Per Share Goals set forth on Exhibit B (as may be adjusted pursuant to Section 2.2(c)) or pursuant to Section 2.2(a) or (b), as applicable. Such PSUs shall remain outstanding and eligible to vest until the earlier to occur of (i) the Expiration Date and (ii) the six-month anniversary of such termination of employment (such earlier date, the “Qualifying Termination End Date”). Notwithstanding the generality of the foregoing, in the event that a Price Per Share Goal was achieved prior to a Qualifying Termination, no additional PSUs shall become vested with respect to such Price Per Share Goal pursuant to the preceding sentence if such Price Per Share Goal again is achieved during the period between and (including) the date of the Qualifying Termination and the Qualifying Termination End Date. To the extent any PSUs have not become vested on or prior to the Qualifying Termination End Date, such PSUs automatically will be forfeited and terminated as of the Qualifying Termination End Date without consideration therefor.

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(b)    If Participant experiences a termination of employment due to Participant’s death during the Performance Period, then any PSUs that remain outstanding and unvested as of such termination of employment shall vest in full.
(c)    If Participant experiences a termination of employment due to Participant’s Disability during the Performance Period, then any PSUs that remain outstanding and unvested as of such termination of employment shall remain outstanding and eligible to vest on the applicable Vesting Date(s) based on the achievement of the Price Per Share Goals set forth on Exhibit B (as may be adjusted pursuant to Section 2.2(c)) or pursuant to Section 2.2(a) or (b), as applicable. Such PSUs shall remain outstanding and eligible to vest until the earlier to occur of (i) the Expiration Date and (ii) the later to occur of (x) the one-year anniversary of such termination of employment and (y) the four-year anniversary of the Grant Date (such earlier date, the “Disability End Date”). Notwithstanding the generality of the foregoing, in the event that a Price Per Share Goal was achieved prior to the termination of employment due to Disability, no additional PSUs shall become vested with respect to such Price Per Share Goal pursuant to the preceding sentence if such Price Per Share Goal again is achieved during the period between (and including) the termination date and the Disability End Date. To the extent any PSUs have not become vested on or prior to the Disability End Date, such PSUs automatically will be forfeited and terminated as of the Disability End Date without consideration therefor.
(d)    The treatment set forth in each of Sections 2.3(a), (b) and (c) is subject to and conditioned upon Participant’s (or Participant’s estate’s) timely execution, delivery and non-revocation of a general release of claims in the form attached hereto as Exhibit D (the “Release”). The Release shall be delivered to Participant (or Participant’s estate’s) within five business days following the termination of employment, and Participant shall have 21 days thereafter (or 45 days, if necessary to comply with Applicable Law) to execute and deliver the Release to the Company. The Company may update the Release attached hereto to the extent necessary to reflect changes in law but without increasing the scope of the Release. In no event shall any covenant or obligation on the part of Participant be added to the Release.
(e)    If Participant experiences a termination of employment for any reason other than a Qualifying Termination and other than due to Participant’s death or Disability, all PSUs that have not become vested on or prior to the date of such termination of employment automatically will be forfeited and terminated as of the termination date without consideration therefor.
2.4    Settlement.
(a)    PSUs will be paid in Shares within 15 days after the vesting of the applicable PSU (or, with respect to PSUs that become vested upon a termination of employment, within five days following the effective date of the Release); provided, however, that in the event that the Administrator reasonably determines in good faith that the Company (after expending commercially reasonable best efforts) shall not be able to effectuate a Net Settlement (as defined below) with respect to some or all of such PSUs due to insufficient cash at the Company, Participant agrees to cooperate in good faith with the Company to determine a mutually agreeable new payment date for any PSUs for which Net Settlement will not apply. Notwithstanding the foregoing, if the vesting and payment of a PSU is subject to execution of the Release, and such Release may be executed and/or revoked in a calendar year following the calendar year in which the payment event occurs, the payment shall be made in the calendar year in which the release revocation period ends, to the extent necessary to comply with Section 409A. In no event shall Shares be paid later than March 15 of the calendar year following the year in which the PSUs vest.

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(b)    Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulations Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
ARTICLE III.
TAXATION AND TAX WITHHOLDING

3.1    Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.
3.2    Tax Withholding.
(a)    The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award in satisfaction of any applicable tax withholding obligations (a “Net Settlement”). The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. Notwithstanding the foregoing, if, with respect to the vesting of a PSU, the Administrator reasonably and in good faith determines that the Company (after expending commercially reasonable best efforts) is not able to fully satisfy the applicable tax withholding obligations by means of a Net Settlement due to insufficient cash at the Company, then to the extent a Net Settlement is unavailable, the Company shall instruct its designated broker to sell such number of Shares issuable under this Award as is necessary to satisfy the remaining tax withholding obligations (for the Shares for which Net Settlement will not apply), and such broker shall remit cash proceeds of such sale to the Company sufficient to satisfy such tax withholding obligations.
(b)    Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the PSUs. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the PSUs to reduce or eliminate Participant’s tax liability.
ARTICLE IV.
OTHER PROVISIONS

4.1    Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Baseline Price and Price Per Share Goals are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan. Notwithstanding any contrary provision of the Grant Notice, the Plan or the Agreement, the Administrator’s actions in making such adjustments, including (without limitation) under Sections 3(a) and 8(a) – (c) or 8(g) of the Plan and Section 4.10 of the Agreement with respect to this Award at all times shall be intended to preserve the material economic and other material rights and interests of Participant under this Award. Further, for the avoidance of doubt

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and without limiting the foregoing in this Section, the Baseline Price and Price Per Share Goals will be adjusted, in such manner to the extent necessary as is equitable, as determined by the Administrator in good faith, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the PSUs, upon any dividend or other distribution affecting the Common Stock, whether ordinary or extraordinary and whether in the form of cash, stock, other securities, or other property, or upon any other event described in Section 8(b) of the Plan. For the avoidance of doubt, the occurrence of any event described in the foregoing sentence (including as described in Section 8(b) of the Plan, but excluding the issuance of compensatory equity awards granted to a member of the Board, an employee and/or a consultant, in each case, in the ordinary course of business and solely with respect to services provided to the Company or any of its Affiliates, and further excluding the issuance of any shares of Common Stock with respect to the vesting, exercise and/or settlement of any such compensatory equity awards) shall require the Administrator, acting reasonably and in good faith, to determine if an adjustment is necessary or appropriate to prevent the dilution or enlargement of the benefits or potential benefits or material rights intended to be made available under the PSUs, and such adjustment (if any) shall be made by the Administrator in an equitable manner, acting reasonably and in good faith. For purposes of the foregoing sentence, (i) a “consultant” shall mean any consultant or advisor of the Company or any Affiliate who qualifies as a consultant or advisor under the applicable rules of Form S-8 Registration Statement and (ii) if Participant believes that a compensatory equity award is granted outside the ordinary course of business, Participant must raise the issue with the Administrator within 60 days following Participant acquiring knowledge of such award.
4.2    Company Representations. As of the Grant Date, the number of Shares available for issuance under the Plan is equal to or exceeds the aggregate number of Shares issuable hereunder and under the PSU award granted to [Helmy Eltoukhy / AmirAli Talasaz] on even date herewith. The Company shall use its reasonable best efforts to maintain the effectiveness of one or more registration statement(s) on Form S-8 covering the Shares issuable hereunder for so long as the Award remains outstanding.
4.3    Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4    Transferability. Without limiting the generality of any other provision in this Agreement, the PSUs shall be subject to the restrictions on transferability set forth in Section 9(a) of the Plan. In addition, notwithstanding anything to the contrary contained herein, Participant shall not, without the consent of the Administrator (which shall not be unreasonably withheld), sell, pledge, assign, hypothecate, transfer or otherwise dispose of (collectively, “Transfer”) any Shares delivered under this Agreement prior to the applicable dates set forth in Exhibit C (the “Post-Vesting Transfer Restrictions”). Notwithstanding the foregoing, the Post-Vesting Transfer Restrictions shall not apply to (i) any Transfer of Shares to the Company, (ii) any Transfer in satisfaction of any tax withholding obligations with respect to the PSUs, (iii) any Transfer following Participant’s termination of employment due to death or Disability, including without limitation by will or pursuant to the laws of descent and distribution, or due

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to a Qualifying Termination that occurs following a Change in Control, (iv) subject to the consent of the Administrator (which shall not be unreasonably withheld), any Transfer of the Shares to an estate planning vehicle of Participant or (v) any Transfer upon the occurrence of, and in connection with, a Change in Control (or such earlier time as is necessary in order for Participant to participate in such Change in Control transaction with respect to the Shares and receive the consideration payable with respect thereto in connection with such Change in Control). If any Shares are Transferred to an estate planning vehicle of Participant in accordance with the foregoing sentence, then the Shares shall continue to be subject to all terms and conditions set forth herein (including with respect to the Post-Vesting Transfer Restrictions) and Participant and the transferee shall execute any documents reasonably requested by the Administrator to (x) confirm the status of the transferee as an estate planning vehicle of Participant, (y) satisfy any requirements for the Transfer under Applicable Law and (z) evidence such Transfer.

4.5    Clawback. Notwithstanding Section 10(m) of the Plan, the Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company to the limited extent required in order to comply with Applicable Law, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder. The Company and Participant acknowledge that neither this Section 4.5 nor Section 10(m) of the Plan are intended to limit any clawback and/or disgorgement of the Award and/or the Shares issuable hereunder pursuant to Section 304 of the Sarbanes-Oxley Act of 2002. For the avoidance of doubt, this Award shall not be subject to any clawback policy (or portion thereof) adopted after the Grant Date to the extent that it exceeds the minimum requirements of any Applicable Law with which the Company is required to comply.

4.6    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.7    Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.8    Successors and Assigns. The Company may assign any of its rights under this Agreement to any successor or, in connection with any transaction or event described in Section 8(b) of the Plan, a Parent that is the issuer of the shares underlying the PSUs, and this Agreement will inure to the benefit of such Parent Affiliate or successor. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
4.9    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, and the PSUs will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.10    Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter

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hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.
4.11    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.12    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs, as and when settled pursuant to the terms of this Agreement.
4.13    Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant.
4.14    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
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EXHIBIT B
VESTING SCHEDULE

    The PSUs will be eligible to vest on each of three potential Vesting Dates during the Performance Period based on the achievement of the Price Per Share Goals set forth in the table below or such other Vesting Dates as specified in Sections 2.2 and 2.3 of the Agreement; provided that, except as set forth in Section 2.2 and 2.3 of the Agreement, Participant has been in continued employment with the Company or its Affiliates from the Grant Date through the applicable Vesting Date.

Price Per Share Goal	Number of PSUs that Vest
$120 per Share	565,192
$150 per Share	565,191 (the “Second Tranche PSUs”)
$200 per Share	565,191 (the “Third Tranche PSUs”)

    For the avoidance of doubt, each Price Per Share Goal may be achieved only once during the Performance Period and more than one Price Per Share Goal may be achieved on a particular date. For example, if the first Price Per Share Goal of $120 per Share is determined by the Administrator to have been satisfied on January 1, 2021, the Price Per Share thereafter drops below such level and again reaches $120 per Share during the thirty consecutive calendar day period ending June 30, 2021, no additional PSUs shall vest as a result of reaching the same Price Per Share Goal for a second time. In no event may more than 1,695,574 PSUs vest pursuant to this Award.
“CIC Price” means the fair market value of the per Share consideration received by the Company’s stockholders in such Change in Control (valued as of the date of the Change in Control). Notwithstanding the foregoing, in the event that consideration is not received by the Company’s stockholders in a Change in Control (for example, pursuant to the Company’s sale of new shares of its capital stock under Section 11(h)(iii) of the Plan), the CIC Price shall be the per Share consideration paid by the person or persons acting as the acquirer(s) in such Change in Control (valued as of the date of the Change in Control).
“Performance Period” means the period beginning on the Grant Date and ending on the Expiration Date.
“Price Per Share” means the Fair Market Value of a share of Common Stock; provided, however, that for purposes of determining whether any PSUs become vested in connection with a Change in Control during the Performance Period, then the Price Per Share shall mean the CIC Price.
“Price Per Share Goal” means a target Price Per Share as set forth in the table above, and that has been maintained for any 30 consecutive calendar day period during the Performance Period; provided, however, that for purposes of determining whether any PSUs become vested in connection with a Change in Control during the Performance Period, the Price Per Share Goal shall be evaluated, without regard to such 30 consecutive calendar day requirement, as compared to the CIC Price.
“Vesting Date” means the first date occurring during the Performance Period in which a Price Per Share Goal is achieved, subject to certification by the Administrator that the applicable Price Per Share Goal has been achieved (provided that no such certification shall be required in the event one or more Price Per Share Goals are achieved as a result of the occurrence of a Change in Control). In the event a PSU vests upon a Change in Control or upon a Qualifying Termination or termination of employment due to death, the “Vesting Date” shall mean the date of such Change in Control, Qualifying Termination or termination of employment due to death, as applicable.

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Examples:
1.    General. The Fair Market Value of a share of Common Stock exceeds $120 starting on June 1, 2020 and remains in excess of $120 through and including June 30, 2020. The PSUs eligible to vest in accordance with the achievement of such Price Per Share Goal (565,192 PSUs) shall vest as of June 30, 2020, subject to certification by the Administrator.
    2.    Change in Control; No Prior Achievement of Price Per Share Goal. In connection with a Change in Control, the CIC Price equals $130 per Share. No PSUs have vested prior to the Change in Control. The number of PSUs that become vested in connection with the Change in Control shall equal 847,788 PSUs (which equals 565,192 PSUs that vest based on the achievement of the first Price Per Share Goal and 282,596 PSUs that vest (as set forth in the table in Section 2.2(b)). For the avoidance of doubt, any PSUs that are Assumed in the Change in Control and that do not vest under the preceding sentence (and are not otherwise vested as of the Change in Control) would remain eligible to vest in the future pursuant to the terms of this Agreement.

3.    Change in Control; Prior Achievement of Price Per Share Goal. In connection with the first Change in Control to occur after the Grant Date, the CIC Price equals $130 per Share. Prior to the Change in Control, the first Price Per Share Goal ($120 per Share) was achieved and 565,192 PSUs previously vested. The number of PSUs that become vested in connection with the Change in Control shall equal 282,596 PSUs (as set forth in the table in Section 2.2(b)). For the avoidance of doubt, any PSUs that are Assumed in the Change in Control and that do not vest under the preceding sentence (and are not otherwise vested as of the Change in Control) would remain eligible to vest in the future pursuant to the terms of this Agreement.

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EXHIBIT C
TRANSFERABILITY SCHEDULE

The Post-Vesting Transfer Restrictions under Section 4.3 of this Agreement shall lapse on the Post-Vesting Transfer Restrictions Lapse Date, as set forth in the table below.

Period in Which the Vesting Date Occurs with Respect to a PSU	Post-Vesting Transfer Restrictions Lapse Date with Respect to such PSU
Period beginning on the Grant Date and ending on the three-year anniversary of the Grant Date	One-year anniversary of the applicable Vesting Date
Period beginning on the first day following the three-year anniversary of the Grant Date and ending on the four-year anniversary of the Grant Date	On the later of: (i) the four-year anniversary of the Grant Date and (ii) the six-month anniversary of the applicable Vesting Date
Period beginning on the first day following the four-year anniversary of the Grant Date and ending on the Expiration Date	On the six-month anniversary of the applicable Vesting Date

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EXHIBIT D
GENERAL RELEASE

1.    Release. For valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned does hereby release and forever discharge the “Releasees” hereunder, consisting of Guardant Health, Inc. (the “Company”), and the Company’s subsidiaries, affiliates, successors, assigns, agents, directors, officers, employees, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, of and from any and all manner of action or actions, cause or causes of action, in law or in equity, suits, debts, liens, contracts, agreements, promises, liability, claims, demands, damages, losses, costs, attorneys’ fees or expenses, of any nature whatsoever, known or unknown, fixed or contingent (hereinafter called “Claims”), which the undersigned now has or may hereafter have against the Releasees, or any of them, arising from, based upon or relating to the undersigned’s employment or termination of that employment from the beginning of the undersigned’s employment with the Company, or by reason of any other matter, cause or thing whatsoever, in each case, to the date hereof.  The Claims released herein include, without limiting the generality of the foregoing, any Claims with respect to any alleged breach of any express or implied contract of employment; any alleged torts or other alleged legal restrictions on Releasees’ right to terminate the employment of the undersigned; and any alleged violation of any federal, state or local statute or ordinance including, without limitation, Title VII of the Civil Rights Act of 1964, the Age Discrimination In Employment Act (“ADEA”), the Americans With Disabilities Act.
2.    Claims Not Released. Notwithstanding the foregoing, this general release (the “Release”) shall not operate to release any rights or claims of the undersigned (i) to payments or benefits under that certain Performance-Based Restricted Stock Unit Grant Notice and Award Agreement dated as of May 26, 2020, between the Company and the undersigned, with respect to the payments and benefits provided in exchange for this Release or that previously vested but remain unpaid [or to payments and benefits provided under the Company’s Executive Severance Plan in exchange for this Release]1, (ii) to payments or benefits under any other equity award agreement between the undersigned and the Company, (iii) to accrued or vested benefits the undersigned may have, if any, as of the date hereof under any applicable plan, policy, practice, program, contract or agreement with the Company, (iv) to any Claims, including claims for indemnification and/or advancement of expenses arising under any indemnification agreement between the undersigned and the Company or under the bylaws, certificate of incorporation or other similar governing document of the Company, (v) to any Claims which cannot be waived by an employee under applicable law, (vi) with respect to the undersigned’s right to communicate directly with, cooperate with, or provide information to, any federal, state or local government regulator, or (vii) as a shareholder or similar of the Company or any affiliate.
3.    Unknown Claims.
THE UNDERSIGNED ACKNOWLEDGES THAT THE UNDERSIGNED HAS BEEN ADVISED BY LEGAL COUNSEL AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES AS FOLLOWS:
“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND
1 Include if applicable.

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THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
THE UNDERSIGNED, BEING AWARE OF SAID CODE SECTION, HEREBY EXPRESSLY WAIVES ANY RIGHTS THE UNDERSIGNED MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT.
4.    Exceptions. Notwithstanding anything in this Release to the contrary, nothing contained in this Release shall prohibit the undersigned from (i) filing a charge with, reporting possible violations of federal law or regulation to, participating in any investigation by, or cooperating with any governmental agency or entity or making other disclosures that are protected under the whistleblower provisions of applicable law or regulation and/or (ii) communicating directly with, cooperating with, or providing information (including trade secrets) in confidence to, any federal, state or local government agency or commission (including, but not limited to, the U.S. Securities and Exchange Commission, the U.S. Commodity Futures Trading Commission, or the U.S. Department of Justice) for the purpose of reporting or investigating a suspected violation of law, or from providing trade secret information to the undersigned’s attorney or in a sealed complaint or other document filed in a lawsuit or other governmental proceeding. Pursuant to 18 USC Section 1833(b), the undersigned will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that is made: (x) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and solely for the purpose of reporting or investigating a suspected violation of law; or (y) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
5.    Representations. The undersigned represents and warrants that there has been no assignment or other transfer of any interest in any Claim which the undersigned may have against Releasees, or any of them.
6.    No Action. The undersigned agrees that if the undersigned hereafter commences any suit arising out of, based upon, or relating to any of the Claims released hereunder or in any manner asserts against Releasees, or any of them, any of the Claims released hereunder, unless such suit or Claim constitutes a legal action by the undersigned challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA or the Older Worker’s Benefit Protection Act and the Age Discrimination in Employment Act (“OWBPA”), if applicable, then the undersigned agrees that the Releasees may recover costs incurred by the Releasees in defending or otherwise responding to said suit or Claim, the Company may cease providing the consideration provided to the undersigned under this Release and/or the Releasees may obtain damages, except as provided by law.
7.    No Admission. The undersigned further understands and agrees that neither the payment of any sum of money nor the execution of this Release shall constitute or be construed as an admission of any liability whatsoever by the Releasees, or any of them.
8.    OWBPA. The undersigned agrees and acknowledges that this Release constitutes a knowing and voluntary waiver and release of all Claims the undersigned has or may have against the Company and/or any of the Releasees as set forth herein, including, but not limited to, all Claims arising under the OWBPA. In accordance with the Older Worker’s Benefit Protection Act, the undersigned is hereby advised as follows:

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(i)    the undersigned has read the terms of this Release, and understands its terms and effects, including the fact that the undersigned agreed to release and forever discharge the Company and each of the Releasees, from any Claims released in this Release;

(ii)    the undersigned understands that, by entering into this Release, the undersigned does not waive any Claims that may arise after the date of the undersigned’s execution of this Release, including without limitation any rights or claims that the undersigned may have to secure enforcement of the terms and conditions of this Release;

(iii)    the undersigned has signed this Release voluntarily and knowingly in exchange for the consideration described in this Release, which the undersigned acknowledges is adequate and satisfactory to the undersigned and which the undersigned acknowledges is in addition to any other benefits to which the undersigned is otherwise entitled;

(iv)    the Company advises the undersigned to consult with an attorney prior to executing this Release;

(v)    the undersigned has been given at least [21]2 days in which to review and consider this Release [and the accompanying OWBPA-required exhibits]3. To the extent that the undersigned chooses to sign this Release prior to the expiration of such period, the undersigned acknowledges that the undersigned has done so voluntarily, had sufficient time to consider the Release, to consult with counsel and that the undersigned does not desire additional time and hereby waives the remainder of the [21]-day period; and

(vi)    the undersigned may revoke this Release within seven days from the date the undersigned signs this Release and this Release will become effective upon the expiration of that revocation period. If the undersigned revokes this Release during such seven-day period, this Release will be null and void and of no force or effect on either the Company or the undersigned and the undersigned will not be entitled to any of the payments or benefits which are expressly conditioned upon the execution and non-revocation of this Release. Any revocation must be in writing and sent to [name], via electronic mail at [email address], on or before 5:00 p.m. Pacific time on the seventh day after this Release is executed by the undersigned.

9.    Governing Law. This Release is deemed made and entered into in the State of California, and in all respects shall be interpreted, enforced and governed under the internal laws of the State of California, to the extent not preempted by federal law.
IN WITNESS WHEREOF, the undersigned has executed this Release this ____ day of ___________, ____.

        [Helmy Eltoukhy / AmirAli Talasaz]

2 Refer to 45 days in a group termination.
3 To be included in a group termination.

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Non-Founder Employee PSU Award Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Performance-Based Restricted Stock Unit Agreement attached as Exhibit A and the Vesting Schedule attached as Exhibit B (Exhibits A and B collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[_______]
Grant Date:	[_______]
Number of PSUs:	[_______]
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

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EXHIBIT A
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Performance-Based Restricted Stock Unit Agreement have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
ARTICLE I.
GENERAL

1.1    Award of PSUs and Dividend Equivalents.
(a)    The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
(b)    The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
1.2    Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
1.3    Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.
VESTING; FORFEITURE AND SETTLEMENT

2.1    General Vesting; Forfeiture.
(a)    The PSUs will vest based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.
(b)    In no event will Participant vest in more than 100% of the total PSUs granted under this Award (as adjusted for stock dividends, etc.).

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2.2    Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, the PSUs will be subject to automatic termination and forfeiture (i) if the Performance Goals have not been timely achieved in accordance with Exhibit B and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B).
2.3    Settlement.
(a)    Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the applicable Payment Date, but in no event more than 30 days after such Payment Date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)    Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulations Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
(c)    If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.
ARTICLE III.
TAXATION AND TAX WITHHOLDING

3.1    Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2    Tax Withholding.
(a)    The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the PSUs or Dividend Equivalents) in satisfaction of any applicable tax withholding obligations. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. To the extent that any Federal Insurance Contributions Act tax withholding obligations arise in connection with the PSUs prior to the applicable settlement date, the payment of a portion of the award of PSUs shall be accelerated in an amount sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax withholding obligations associated with any such accelerated payment, and the Company shall withhold such amounts in satisfaction of such withholding obligations.
(b)    Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs and the Dividend Equivalents, regardless of any action the

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Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the PSUs or Dividend Equivalents. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the PSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability.
ARTICLE IV.
OTHER PROVISION

4.1    Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan.

4.2    Section 409A.
(a)    To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
(b)    Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.
4.3    Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post

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office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
4.4    Clawback. The Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.
4.5    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.6    Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.7    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
4.8    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.9    Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.

4.10    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.11    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the

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Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
4.12    Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant.
4.13    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

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EXHIBIT B
VESTING SCHEDULE
Lunar 2 Launch
50% of the PSUs shall become Performance-Vested PSUs upon the first date during the Performance Period that the Lunar 2 Launch Goal has been achieved, and following achievement of the Lunar 2 Launch Goal, 50% of the PSUs shall become Performance-Vested PSUs upon the date during the Performance Period that the Lunar 2 Launch Goal has been achieved (each such date, an “Achievement Date”), in either case, subject to certification by the Administrator of such achievement. Any Performance-Vested PSUs shall vest in full on the six month anniversary of the applicable Achievement Date (each, a “Payment Date”), subject to Participant’s continued employment with the Company or its Affiliates through the applicable Payment Date. Notwithstanding the foregoing, if Participant experiences a Qualifying Termination following an Achievement Date but prior to the corresponding Payment Date, then, subject to Participant’s (or Participant’s estate’s) execution and delivery of a general release of claims against the Company in a form acceptable to the Company that becomes effective and irrevocable within 60 days following such Qualifying Termination, the PSUs that became Performance-Vested PSUs on such Achievement Date shall vest in full upon the date of such Qualifying Termination and shall remain outstanding to be settled in accordance with Section 2.3(a) of the Agreement. If an Achievement Date does not occur on or prior to the last day of the Performance Period, except to the extent otherwise approved by the Administrator, the corresponding PSUs will automatically be forfeited and terminated as of last day of the Performance Period without consideration therefor.
“Annual Revenue Run Rate” means the Company’s trailing four quarters’ aggregate revenues as reported in its Form 10-Q or Form 10-K filed with Securities and Exchange Commission as reported in US Generally Accepted Account Principles, commencing with and including the fourth quarter of calendar year 2020, but excluding any revenue with respect to any four-quarter period that is attributable to Inorganic Growth Revenue to the extent such Inorganic Growth Revenue exceeds $50,000,000.
“Cause” means the occurrence of any one or more of the following events unless, to the extent capable of correction, Participant fully corrects the circumstances constituting Cause within 15 days after receipt of written notice thereof: (i) Participant’s willful failure to substantially perform his or her duties with the Company (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after his or her issuance of a notice of termination for Good Reason), after a written demand for performance is delivered to Participant by the Administrator, which demand specifically identifies the manner in which the Administrator believes that Participant has not performed his or her duties; (ii) Participant’s commission of an act of fraud or material dishonesty resulting in reputational, economic or financial injury to the Company; (iii) Participant’s material misappropriation or embezzlement of the property of the Company or any of its affiliates; (iv) Participant’s commission of, including any entry by Participant of a guilty or no contest plea to, a felony (other than a traffic violation) or other crime involving moral turpitude; (v) Participant’s willful misconduct or gross negligence with respect to any material aspect of the Company’s business or a material breach by Participant of his or her fiduciary duty to the Company, which willful misconduct, gross negligence or material breach has a material and demonstrable adverse effect on the Company; or (vi) Participant’s material breach of Participant’s obligations under a written agreement between the Company and Participant.
“Good Reason” means the occurrence of any one or more of the following events without Participant’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material diminution in Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, excluding for this purpose any isolated, insubstantial or inadvertent actions not taken in bad faith and which are remedied by the Company promptly after receipt of notice thereof given by Participant; (ii) the Company’s material reduction of Participant’s annual base salary, as the same may be increased from time to time, other than as a result of a proportionate, across-the-board reduction of base compensation payable to similarly situated employees of Participant; or (iii) a material change in the geographic location at which Participant performs

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his or her principal duties for the Company to a new location that is more than 30 miles from the location at which Participant performs his or her principal duties for the Company as of the Grant Date. Notwithstanding the foregoing, Participant will not be deemed to have resigned for Good Reason unless (1) Participant provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Participant to constitute Good Reason within 90 days after the date of the occurrence of any event that Participant knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within 30 days following its receipt of such notice, and (3) the effective date of Participant’s termination for Good Reason occurs no later than 60 days after the expiration of the Company’s cure period.
“Inorganic Growth Revenue” means revenue earned from the sale of products or services that were acquired, whether as a single asset or a whole company.
“Lunar 2 Launch Goal” means the Company’s receipt of the first TRF for the Company’s CRC IVD product.
“Performance Goals” shall mean the Lunar 2 Launch Goal and the Revenue Goal.
“Performance Period” means the period commencing on the Grant Date and ending on the fourth anniversary of the Grant Date.
“Performance-Vested PSUs” means PSUs for which [a Performance Goal has] been achieved.
“Qualifying Termination” shall mean Participant’s Separation from Service by reason of a termination of employment by the Company without Cause, by Participant for Good Reason or due to Participant’s death.
“Revenue Goal” shall mean the Company’s Annual Revenue Run Rate equaling or exceeding $600,000,000.

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Non-Founder Employee PSU Award Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
PERFORMANCE-BASED RESTRICTED STOCK UNIT GRANT NOTICE
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Performance-Based Restricted Stock Unit Agreement attached as Exhibit A and the Vesting Schedule attached as Exhibit B (Exhibits A and B collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[_______]
Grant Date:	[_______]
Number of PSUs:	[_______]
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

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EXHIBIT A
PERFORMANCE-BASED RESTRICTED STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Performance-Based Restricted Stock Unit Agreement have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
ARTICLE I.
GENERAL

1.1    Award of PSUs and Dividend Equivalents.

(a)    The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.

(b)    The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
1.2    Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
1.3    Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.
VESTING; FORFEITURE AND SETTLEMENT

2.1    General Vesting; Forfeiture.
(a)    The PSUs will vest based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.

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(b)    In no event will Participant vest in more than 100% of the total PSUs granted under this Award (as adjusted for stock dividends, etc.).
2.2    Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, the PSUs will be subject to automatic termination and forfeiture (i) if the Performance Goals have not been timely achieved in accordance with Exhibit B and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B).
2.3    Settlement.
(a)    Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the applicable Payment Date, but in no event more than 30 days after such Payment Date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)    Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulations Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.

(c)    If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

ARTICLE III.
TAXATION AND TAX WITHHOLDING

3.1    Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2    Tax Withholding.
(a)    The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the PSUs or Dividend Equivalents) in satisfaction of any applicable tax withholding obligations. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. To the extent that any Federal Insurance Contributions Act tax withholding obligations arise in connection with the PSUs prior to the applicable settlement date, the payment of a portion of the award of PSUs shall be accelerated in an amount sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax

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withholding obligations associated with any such accelerated payment, and the Company shall withhold such amounts in satisfaction of such withholding obligations.
(b)    Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs and the Dividend Equivalents, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the PSUs or Dividend Equivalents. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the PSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability.

ARTICLE IV.
OTHER PROVISIONS

4.1    Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan.

4.2    Section 409A.
(a)    To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.
(b)    Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.

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4.3    Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.
4.4    Clawback. The Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.
4.5    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.
4.6    Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.
4.7    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.
4.8    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.
4.9    Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.
4.10    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.

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4.11    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
4.12    Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant.
4.13    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

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EXHIBIT B
VEVESTING SCHEDULE

Revenue Goal
50% of the PSUs shall become Performance-Vested PSUs upon the first date during the Performance Period that the Revenue Goal has been achieved, and following achievement of the Revenue Goal, 50% of the PSUs shall become Performance-Vested PSUs upon the date during the Performance Period that the Lunar 2 Launch Goal has been achieved (each such date, an “Achievement Date”), in either case, subject to certification by the Administrator of such achievement. Any Performance-Vested PSUs shall vest in full on the six month anniversary of the applicable Achievement Date (each, a “Payment Date”), subject to Participant’s continued employment with the Company or its Affiliates through the applicable Payment Date. Notwithstanding the foregoing, if Participant experiences a Qualifying Termination following an Achievement Date but prior to the corresponding Payment Date, then, subject to Participant’s (or Participant’s estate’s) execution and delivery of a general release of claims against the Company in a form acceptable to the Company that becomes effective and irrevocable within 60 days following such Qualifying Termination, the PSUs that became Performance-Vested PSUs on such Achievement Date shall vest in full upon the date of such Qualifying Termination and shall remain outstanding to be settled in accordance with Section 2.3(a) of the Agreement. If an Achievement Date does not occur on or prior to the last day of the Performance Period, except to the extent otherwise approved by the Administrator, the corresponding PSUs will automatically be forfeited and terminated as of last day of the Performance Period without consideration therefor.
“Annual Revenue Run Rate” means the Company’s trailing four quarters’ aggregate revenues as reported in its Form 10-Q or Form 10-K filed with Securities and Exchange Commission as reported in US Generally Accepted Account Principles, commencing with and including the fourth quarter of calendar year 2020, but excluding any revenue with respect to any four-quarter period that is attributable to Inorganic Growth Revenue to the extent such Inorganic Growth Revenue exceeds $50,000,000.
“Cause” means the occurrence of any one or more of the following events unless, to the extent capable of correction, Participant fully corrects the circumstances constituting Cause within 15 days after receipt of written notice thereof: (i) Participant’s willful failure to substantially perform his or her duties with the Company (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after his or her issuance of a notice of termination for Good Reason), after a written demand for performance is delivered to Participant by the Administrator, which demand specifically identifies the manner in which the Administrator believes that Participant has not performed his or her duties; (ii) Participant’s commission of an act of fraud or material dishonesty resulting in reputational, economic or financial injury to the Company; (iii) Participant’s material misappropriation or embezzlement of the property of the Company or any of its affiliates; (iv) Participant’s commission of, including any entry by Participant of a guilty or no contest plea to, a felony (other than a traffic violation) or other crime involving moral turpitude; (v) Participant’s willful misconduct or gross negligence with respect to any material aspect of the Company’s business or a material breach by Participant of his or her fiduciary duty to the Company, which willful misconduct, gross negligence or material breach has a material and demonstrable adverse effect on the Company; or (vi) Participant’s material breach of Participant’s obligations under a written agreement between the Company and Participant.
“Good Reason” means the occurrence of any one or more of the following events without Participant’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material diminution in Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, excluding for this purpose any isolated, insubstantial or inadvertent actions not taken in bad faith and which are remedied by the Company promptly after receipt of notice thereof given by Participant; (ii) the Company’s material reduction of Participant’s annual base salary, as the same may be increased from time to time, other than as a

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result of a proportionate, across-the-board reduction of base compensation payable to similarly situated employees of Participant; or (iii) a material change in the geographic location at which Participant performs his or her principal duties for the Company to a new location that is more than 30 miles from the location at which Participant performs his or her principal duties for the Company as of the Grant Date. Notwithstanding the foregoing, Participant will not be deemed to have resigned for Good Reason unless (1) Participant provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Participant to constitute Good Reason within 90 days after the date of the occurrence of any event that Participant knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within 30 days following its receipt of such notice, and (3) the effective date of Participant’s termination for Good Reason occurs no later than 60 days after the expiration of the Company’s cure period.
“Inorganic Growth Revenue” means revenue earned from the sale of products or services that were acquired, whether as a single asset or a whole company.
“Lunar 2 Launch Goal” means the Company’s receipt of the first TRF for the Company’s CRC IVD product.
“Performance Goals” shall mean the Lunar 2 Launch Goal and the Revenue Goal.
“Performance Period” means the period commencing on the Grant Date and ending on the fourth anniversary of the Grant Date.
“Performance-Vested PSUs” means PSUs for which a Performance Goal has been achieved.
“Qualifying Termination” shall mean Participant’s Separation from Service by reason of a termination of employment by the Company without Cause, by Participant for Good Reason or due to Participant’s death.
“Revenue Goal” shall mean the Company’s Annual Revenue Run Rate equaling or exceeding $600,000,000.

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Non-Founder Employee PSU Award Agreement

GUARDANT HEALTH, INC. 2018 INCENTIVE AWARD PLAN
PERFORMANCE-based restricted STOCK Unit Grant Notice
Guardant Health, Inc., a Delaware corporation (the “Company”), has granted to the participant listed below (“Participant”) the performance-based Restricted Stock Units (the “PSUs”) described in this Performance-Based Restricted Stock Unit Grant Notice (this “Grant Notice”), subject to the terms and conditions of the 2018 Incentive Award Plan (as amended from time to time, the “Plan”), the Performance-Based Restricted Stock Unit Agreement attached as Exhibit A and the Vesting Schedule attached as Exhibit B (Exhibits A and B collectively, the “Agreement”), all of which are incorporated into this Grant Notice by reference. Capitalized terms not specifically defined in this Grant Notice or the Agreement have the meanings given to them in the Plan.

Participant:	[_______]
Grant Date:	[_______]
Number of PSUs:	[_______]
Vesting Schedule:	Exhibit B

By accepting (whether in writing, electronically or otherwise) the PSUs, Participant agrees to be bound by the terms of this Grant Notice, the Plan and the Agreement. Participant has reviewed the Plan, this Grant Notice and the Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice and fully understands all provisions of the Plan, this Grant Notice and the Agreement. Subject to the terms of this Grant Notice and the Agreement, Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan, this Grant Notice or the Agreement.

GUARDANT HEALTH, INC.	PARTICIPANT
By:
Name:	[Participant Name]
Title:

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EXHIBIT A
Performance-BASED RESTRICTED STOCK UNIT AGREEMENT
Capitalized terms not specifically defined in this Performance-Based Restricted Stock Unit Agreement have the meanings specified in the Grant Notice or the exhibits to the Grant Notice or, if not defined in the Grant Notice and its exhibits, in the Plan.
ARTICLE I.
GENERAL
1.1    Award of PSUs and Dividend Equivalents.
(a)    The Company has granted the PSUs to Participant effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”). Each PSU represents the right to receive one Share as set forth in this Agreement. Participant will have no right to the distribution of any Shares until the time (if ever) the PSUs have vested.
(b)    The Company hereby grants to Participant, with respect to each PSU, a Dividend Equivalent for ordinary cash dividends paid to substantially all holders of outstanding Shares with a record date after the Grant Date and prior to the date the applicable PSU is settled, forfeited or otherwise expires. Each Dividend Equivalent entitles Participant to receive the equivalent value of any such ordinary cash dividends paid on a single Share. The Company will establish a separate Dividend Equivalent bookkeeping account (a “Dividend Equivalent Account”) for each Dividend Equivalent and credit the Dividend Equivalent Account (without interest) on the applicable dividend payment date with the amount of any such cash paid. Any Dividend Equivalents granted in connection with the PSUs issued hereunder, and any amounts that may become distributable in respect thereof, shall be treated separately from such PSUs and the rights arising in connection therewith for purposes of the designation of time and form of payments required by Section 409A.
1.2    Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions set forth in the Grant Notice, this Agreement and the Plan, which is incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan will control.
1.3    Unsecured Promise. The PSUs and Dividend Equivalents will at all times prior to settlement represent an unsecured Company obligation payable only from the Company’s general assets.

ARTICLE II.
VESTING; forfeiture AND SETTLEMENT

2.1    General Vesting; Forfeiture.
(a)    The PSUs will vest based on the achievement of the Performance Goals as defined in and as set forth in Exhibit B, subject to the terms and conditions set forth on Exhibit B. Dividend Equivalents (including any Dividend Equivalent Account balance) will vest or be forfeited, as applicable, upon the vesting or forfeiture of the PSU with respect to which the Dividend Equivalent (including the Dividend Equivalent Account) relates.
(b)    In no event will Participant vest in more than 100% of the total PSUs granted under this Award (as adjusted for stock dividends, etc.).

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2.2    Notwithstanding anything to the contrary contained herein, except to the extent otherwise approved by the Administrator, the PSUs will be subject to automatic termination and forfeiture (i) if the Performance Goals have not been timely achieved in accordance with Exhibit B and (ii) upon Participant’s Termination of Service other than a Qualifying Termination (as defined in Exhibit B).
2.3    Settlement.
(a)    Vested PSUs and vested Dividend Equivalents (including any Dividend Equivalent Account balance) will be paid in Shares as soon as administratively practicable after the applicable Payment Date, but in no event more than 30 days after such Payment Date. The exact payment date of PSUs and Dividend Equivalents shall be determined by the Company in its sole discretion and Participant shall not have a right to designate the time of payment.
(b)    Notwithstanding the foregoing, the Company may delay any payment under this Agreement that the Company reasonably determines would violate Applicable Law until the earliest date the Company reasonably determines the making of the payment will not cause such a violation (in accordance with Treasury Regulations Section 1.409A-2(b)(7)(ii)); provided the Company reasonably believes the delay will not result in the imposition of excise taxes under Section 409A.
(c)    If a Dividend Equivalent is paid in Shares, the number of Shares paid with respect to the Dividend Equivalent will equal the quotient, rounded down to the nearest whole Share, of the Dividend Equivalent Account balance divided by the Fair Market Value of a Share on the day immediately preceding the payment date.

ARTICLE III.
TAXATION AND TAX WITHHOLDING

3.1    Representation. Participant represents to the Company that Participant has reviewed with Participant’s own tax advisors the tax consequences of this award of PSUs (the “Award”) and the transactions contemplated by the Grant Notice and this Agreement. Participant is relying solely on such advisors and not on any statements or representations of the Company or any of its agents.

3.2    Tax Withholding.

(a)    The Company shall withhold, or cause to be withheld, Shares otherwise vesting or issuable under this Award (including the PSUs or Dividend Equivalents) in satisfaction of any applicable tax withholding obligations. The number of Shares which may be so withheld or surrendered shall be limited to the number of Shares which have a fair market value on the date of withholding no greater than the aggregate amount of such liabilities based on the maximum individual statutory withholding rates in Participant’s applicable jurisdictions for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such taxable income. To the extent that any Federal Insurance Contributions Act tax withholding obligations arise in connection with the PSUs prior to the applicable settlement date, the payment of a portion of the award of PSUs shall be accelerated in an amount sufficient to satisfy (but not in excess of) such tax withholding obligations and any tax withholding obligations associated with any such accelerated payment, and the Company shall withhold such amounts in satisfaction of such withholding obligations.

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(b)    Participant acknowledges that Participant is ultimately liable and responsible for all taxes owed in connection with the PSUs and the Dividend Equivalents, regardless of any action the Company or any Affiliate takes with respect to any tax withholding obligations that arise in connection with the PSUs or Dividend Equivalents. Neither the Company nor any Affiliate makes any representation or undertaking regarding the treatment of any tax withholding in connection with the awarding, vesting or payment of the PSUs or the Dividend Equivalents or the subsequent sale of Shares. The Company and the Affiliates do not commit and are under no obligation to structure the PSUs or Dividend Equivalents to reduce or eliminate Participant’s tax liability.

ARTICLE IV.
OTHER PROVISIONS

4.1    Adjustments. Participant acknowledges that the PSUs, the Shares subject to the PSUs and the Dividend Equivalents are subject to adjustment, modification and/or termination in certain events as provided in this Agreement and the Plan.

4.2    Section 409A.

(a)    To the extent applicable, this Agreement shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder (“Section 409A”), including without limitation any such regulations or other guidance that may be issued after the effective date of this Agreement. Notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that the PSUs or Dividend Equivalents (or any portion thereof, respectively ) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for the PSUs or Dividend Equivalents, as applicable, to be exempt from the application of Section 409A or to comply with the requirements of Section 409A.

(b)    Notwithstanding anything to the contrary in this Agreement, no amounts shall be paid to Participant under this Agreement during the six (6)-month period following Participant’s “separation from service” within the meaning of Section 409A (a “Separation from Service”) to the extent that the Administrator determines that Participant is a “specified employee” (within the meaning of Section 409A) at the time of such Separation from Service and that paying such amounts at the time or times indicated in this Agreement would be a prohibited distribution under Section 409A(a)(2)(B)(i) of the Code. If the payment of any such amounts is delayed as a result of the previous sentence, then on the first business day following the end of such six (6)-month period (or such earlier date upon which such amount can be paid under Section 409A without being subject to such additional taxes), the Company shall pay to Participant in a lump-sum all amounts that would have otherwise been payable to Participant during such six (6)-month period under this Agreement.

4.3    Notices. Any notice to be given under the terms of this Agreement to the Company must be in writing and addressed to the Company in care of the Company’s Secretary at the Company’s principal office or the Secretary’s then-current email address or facsimile number. Any notice to be given under the terms of this Agreement to Participant must be in writing and addressed to Participant at

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Participant’s last known mailing address, email address or facsimile number in the Company’s personnel files. By a notice given pursuant to this Section, either party may designate a different address for notices to be given to that party. Any notice will be deemed duly given when actually received, when sent by email, when sent by certified mail (return receipt requested) and deposited with postage prepaid in a post office or branch post office regularly maintained by the United States Postal Service, when delivered by a nationally recognized express shipping company or upon receipt of a facsimile transmission confirmation.

4.4    Clawback. The Award and the Shares issuable hereunder shall be subject to any clawback or recoupment policy in effect on the Grant Date or as may be adopted or maintained by the Company following the Grant Date, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder.

4.5    Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

4.6    Conformity to Securities Laws. Participant acknowledges that the Plan, the Grant Notice and this Agreement are intended to conform to the extent necessary with all Applicable Laws and, to the extent Applicable Laws permit, will be deemed amended as necessary to conform to Applicable Laws.

4.7    Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement will inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth in this Agreement or the Plan, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

4.8    Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Participant is subject to Section 16 of the Exchange Act, the Plan, the Grant Notice, this Agreement, the PSUs and the Dividend Equivalents will be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent Applicable Laws permit, this Agreement will be deemed amended as necessary to conform to such applicable exemptive rule.

4.9    Entire Agreement; Amendment. The Plan, the Grant Notice and this Agreement (including any exhibit hereto) constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Participant with respect to the subject matter hereof. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that no amendment, modification, suspension or termination of this Agreement shall materially and adversely affect the PSUs without the prior written consent of Participant.

4.10    Agreement Severable. In the event that any provision of the Grant Notice or this Agreement is held illegal or invalid, the provision will be severable from, and the illegality or invalidity of the provision will not be construed to have any effect on, the remaining provisions of the Grant Notice or this Agreement.
4.11    Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and may not be construed as creating a trust. Neither the Plan nor any

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underlying program, in and of itself, has any assets. Participant will have only the rights of a general unsecured creditor of the Company with respect to amounts credited and benefits payable, if any, with respect to the PSUs and Dividend Equivalents, and rights no greater than the right to receive cash or the Shares as a general unsecured creditor with respect to the PSUs and the Dividend Equivalents, as and when settled pursuant to the terms of this Agreement.
4.12    Not a Contract of Employment. Nothing in the Plan, the Grant Notice or this Agreement confers upon Participant any right to continue in the employ or service of the Company or any Affiliate or interferes with or restricts in any way the rights of the Company and its Affiliates, which rights are hereby expressly reserved, to discharge or terminate the services of Participant at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company or an Affiliate and Participant.
4.13    Counterparts. The Grant Notice may be executed in one or more counterparts, including by way of any electronic signature, subject to Applicable Law, each of which will be deemed an original and all of which together will constitute one instrument.
* * * * *

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EXHIBIT B
VESTING SCHEDULE

Revenue Goal + Lunar 2 Launch
The PSUs shall become Performance-Vested PSUs upon the first date during the Performance Period that both the Revenue Goal and the Lunar 2 Launch Goal have been achieved (the “Achievement Date”), subject to certification by the Administrator of such achievement. Any Performance-Vested PSUs shall vest in full on the six month anniversary of the Achievement Date (the “Payment Date”), subject to Participant’s continued employment with the Company or its Affiliates through the Payment Date. Notwithstanding the foregoing, if Participant experiences a Qualifying Termination on or following the Achievement Date but prior to the Payment Date, then, subject to Participant’s (or Participant’s estate’s) execution and delivery of a general release of claims against the Company in a form acceptable to the Company that becomes effective and irrevocable within 60 days following such Qualifying Termination, the PSUs shall vest in full upon the date of such Qualifying Termination and shall remain outstanding to be settled after the Payment Date in accordance with Section 2.3(a) of the Agreement. If the Achievement Date does not occur on or prior to the last day of the Performance Period, except to the extent otherwise approved by the Administrator, the PSUs will automatically be forfeited and terminated as of the last day of the Performance Period without consideration therefor.
“Annual Revenue Run Rate” means the Company’s trailing four quarters’ aggregate revenues as reported in its Form 10-Q or Form 10-K filed with Securities and Exchange Commission as reported in US Generally Accepted Account Principles, commencing with and including the fourth quarter of calendar year 2020, but excluding any revenue with respect to any four-quarter period that is attributable to Inorganic Growth Revenue to the extent such Inorganic Growth Revenue exceeds $50,000,000.
“Cause” means the occurrence of any one or more of the following events unless, to the extent capable of correction, Participant fully corrects the circumstances constituting Cause within 15 days after receipt of written notice thereof: (i) Participant’s willful failure to substantially perform his or her duties with the Company (other than any such failure resulting from Participant’s incapacity due to physical or mental illness or any such actual or anticipated failure after his or her issuance of a notice of termination for Good Reason), after a written demand for performance is delivered to Participant by the Administrator, which demand specifically identifies the manner in which the Administrator believes that Participant has not performed his or her duties; (ii) Participant’s commission of an act of fraud or material dishonesty resulting in reputational, economic or financial injury to the Company; (iii) Participant’s material misappropriation or embezzlement of the property of the Company or any of its affiliates; (iv) Participant’s commission of, including any entry by Participant of a guilty or no contest plea to, a felony (other than a traffic violation) or other crime involving moral turpitude; (v) Participant’s willful misconduct or gross negligence with respect to any material aspect of the Company’s business or a material breach by Participant of his or her fiduciary duty to the Company, which willful misconduct, gross negligence or material breach has a material and demonstrable adverse effect on the Company; or (vi) Participant’s material breach of Participant’s obligations under a written agreement between the Company and Participant.
“Good Reason” means the occurrence of any one or more of the following events without Participant’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material diminution in Participant’s position (including status, offices, titles and reporting requirements), authority, duties or responsibilities, excluding for this purpose any isolated, insubstantial or inadvertent actions not taken in bad faith and which are remedied by the Company promptly after receipt of notice thereof given by Participant; (ii) the Company’s material reduction of Participant’s annual base salary, as the same may be increased from time to time, other than as a result of a proportionate, across-the-board reduction of base compensation payable to similarly situated employees of Participant; or (iii) a material change in the geographic location at which Participant performs his or her principal duties for the Company to a new location that is more than 30 miles from the location at

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which Participant performs his or her principal duties for the Company as of the Grant Date. Notwithstanding the foregoing, Participant will not be deemed to have resigned for Good Reason unless (1) Participant provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by Participant to constitute Good Reason within 90 days after the date of the occurrence of any event that Participant knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within 30 days following its receipt of such notice, and (3) the effective date of Participant’s termination for Good Reason occurs no later than 60 days after the expiration of the Company’s cure period.
“Inorganic Growth Revenue” means revenue earned from the sale of products or services that were acquired, whether as a single asset or a whole company.
“Lunar 2 Launch Goal” means the Company’s [receipt of the first TRF for the Company’s CRC IVD product.
“Performance Goals” shall mean the Lunar 2 Launch Goal and the Revenue Goal.
“Performance Period” means the period commencing on the Grant Date and ending on the fourth anniversary of the Grant Date.
“Performance-Vested PSUs” means PSUs for which the Performance Goals have been achieved.
“Qualifying Termination” shall mean Participant’s Separation from Service by reason of a termination of employment by the Company without Cause, by Participant for Good Reason or due to Participant’s death.
“Revenue Goal” shall mean the Company’s Annual Revenue Run Rate equaling or exceeding $600,000,000.

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